(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report

April 30, 2001


MuniHoldings
Insured Fund, Inc.



www.mlim.ml.com



MuniHoldings Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniHoldings
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniHoldings Insured Fund, Inc.


The Benefits and
Risks of
Leveraging

MuniHoldings Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Insured Fund, Inc., April 30, 2001



DEAR SHAREHOLDER

For the year ended April 30, 2001, the Common Stock of MuniHoldings Insured Fund, Inc. earned $0.733 per share income dividends, which included earned and unpaid dividends of $0.061. This represents a net annualized yield of 5.52%, based on a month-end per share net asset value of $13.29. Over the same period, the total investment return on the Fund's Common Stock was +15.05%, based on a change in per share net asset value from $12.29 to $13.29, and assuming reinvestment of $0.738 per share income dividends.

For the six-month period ended April 30, 2001, the total investment return on the Fund's Common Stock was +5.70%, based on a change in per share net asset value from $12.95 to $13.29, and assuming reinvestment of $0.363 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.67% for Series A and 3.88% for Series B.

The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%--3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%--5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
Our investment strategy focuses on seeking to enhance tax-exempt income, through the use of leverage, to the Fund's Common Stock shareholders. For the six months ended April 30, 2001, we maintained a market neutral, fully invested position, which enabled the Fund to realize an attractive yield with a competitive total return.

During the six-month period ended April 30, 2001, the fixed-income market was subject to significant price volatility, resulting from the uncertainty about the Federal Reserve Board's effectiveness at engineering a soft landing for the US economy. Bond markets shifted from expecting further tightening of monetary policy by the Federal Reserve Board to witnessing an aggressive easing. The Fund benefited from this shift in two ways. First, the lowering of short-term interest rates enhanced the Fund's yield to Common Stock shareholders. This helped the Fund's stock price to perform well, shrinking considerably the discount the stock trades at relative to its net asset value. Second, long-term interest rates rallied, anticipating that the economy would moderate and inflation will not materialize. We expect these benefits to continue as the Federal Reserve Board aggressively tries to orchestrate a soft landing.

For the six-month period ended April 30, 2001, the yield on the Fund's Auction Market Preferred stock averaged 3.90% but recently leveled off in the 3.50% range. Leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long- term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

Going forward, we believe the Fund is well-structured to seek to provide high current income and low volatility. We expect to maintain this strategy for the coming months.

In Conclusion
We thank you for your support of MuniHoldings Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



May 29, 2001






MuniHoldings Insured Fund, Inc., April 30, 2001



Portfolio
Abbreviations

To simplify the listings of MuniHoldings Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HDA   Housing Development Authority
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
               S&P     Moody's     Face
STATE        Ratings   Ratings    Amount    Issue                                                                Value
Arizona--1.1%   NR*       Aaa     $ 2,675   Maricopa County, Arizona, Deer Valley Unified School
                                            District Number 097, GO (Project of 1996), Series H,
                                            5.30% due 7/01/2011 (c)                                             $  2,797
                A1+       P1          600   Maricopa County, Arizona, Pollution Control Corporation,
                                            PCR, Refunding (Arizona Public Service Company), VRDN,
                                            Series B, 4.45% due 5/01/2029 (f)                                        600


California--12.0%                           California Pollution Control Financing Authority, PCR,
                                            Refunding (Pacific Gas and Electric):
                AAA       Aaa      10,000    AMT, Series A, 5.35% due 12/01/2016 (d)                               9,854
                A1+       NR*       2,700    VRDN, Series B, 6% due 12/01/2016 (f)                                 2,700
                A1+       NR*      10,500    VRDN, Series C, 5.70% due 11/01/2026 (f)                             10,500
                                            Foothill--De Anza, California, Community College
                                            District, GO (d):
                AAA       Aaa       6,425    6.14%** due 8/01/2020                                                 2,202
                AAA       Aaa       3,000    6.16%** due 8/01/2021                                                   969
                AAA       Aaa       3,850    6.19%** due 8/01/2022                                                 1,171
                AAA       Aaa       3,590    6.21%** due 8/01/2023                                                 1,030
                AAA       Aaa       4,530    6.23%** due 8/01/2024                                                 1,223
                AA        Aa3       5,000   Sacramento County, California, Sanitation District Financing
                                            Authority, Revenue Refunding Bonds, RIB, Series 366, 7.33%
                                            due 12/01/2027 (e)                                                     5,343
                                            San Pablo, California, Joint Powers Financing Authority,
                                            Tax Allocation Revenue Refunding Bonds (d):
                AAA       Aaa       2,635    5.66%** due 12/01/2024                                                  656
                AAA       Aaa       2,355    5.66%** due 12/01/2025                                                  552
                AAA       Aaa       2,355    5.66%** due 12/01/2026                                                  519


Colorado--3.8%                              Aurora, Colorado, COP (a):
                AAA       Aaa       2,440    5.75% due 12/01/2015                                                  2,580
                AAA       Aaa       2,560    5.75% due 12/01/2016                                                  2,695
                AAA       Aaa       2,730    5.75% due 12/01/2017                                                  2,859
                AAA       Aaa       2,890    5.75% due 12/01/2018                                                  3,015
                A1+       VMIG1++     400   Moffat County, Colorado, PCR, Refunding (Pacificorp
                                            Projects), VRDN, 4.45% due 5/01/2013 (a)(f)                              400


Connecticut     A1+       VMIG1++     500   Connecticut State, GO, VRDN, Series B, 4.05% due 5/15/2014 (f)           500
--0.2%


Florida--5.5%   NR*       Aaa       6,300   Escambia County, Florida, Health Facilities Authority, Health
                                            Facility Revenue Bonds (Florida Health Care Facility Loan),
                                            5.95% due 7/01/2020 (a)                                                6,687
                A1+       VMIG1++     300   Martin County, Florida, PCR, Refunding (Florida Power & Light
                                            Company Project), VRDN, 4.55% due 7/15/2022 (f)                          300
                AAA       Aaa       9,230   Orange County, Florida, Tourist Development Tax Revenue Bonds,
                                            5.50% due 10/01/2011 (a)                                               9,831


Georgia--3.6%   AA        Aa3       3,015   Clayton County, Georgia, Water Authority, Water and Sewer
                                            Revenue Bonds, 5.625% due 5/01/2020                                    3,096
                AAA       Aaa       7,570   Georgia Municipal Electric Authority, Power Revenue
                                            Refunding Bonds, Series Z, 5.50% due 1/01/2020 (d)                     7,920


Hawaii--3.5%    AAA       Aaa      10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (c)                 10,565


MuniHoldings Insured Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
               S&P     Moody's     Face
STATE        Ratings   Ratings    Amount    Issue                                                                Value
Illinois--8.9%                              Chicago, Illinois, GO (b):
                AAA       Aaa     $ 5,000    5.50% due 1/01/2021                                                $  5,020
                AAA       Aaa       2,790    Series A, 6% due 1/01/2018                                            2,987
                AAA       Aaa       2,000    Series A, 6% due 1/01/2019                                            2,135
                AAA       Aaa       3,175    Series A, 6% due 1/01/2020                                            3,379
                A1        VMIG1++   5,600   Illinois Health Facilities Authority, Revenue Refunding
                                            Bonds (University of Chicago Hospitals),
                                            VRDN, 4.50% due 8/01/2026 (d)(f)                                       5,600
                AAA       Aaa       4,500   Illinois State, GO, First Series, 6% due 1/01/2018 (b)                 4,800
                AAA       Aaa       3,000   Lake Cook, Kane and McHenry Counties, Illinois, Community Unit
                                            School District Number 220, GO, 5.75% due 12/01/2019 (b)               3,100

Kansas--1.0%    AA        Aa1       2,950   Johnson County, Kansas, Unified School District Number 229, GO,
                                            Series A, 5.50% due 10/01/2015                                         3,039

Kentucky--1.5%  AA-       Aa3       4,380   Fayette County, Kentucky, School District Finance Corporation,
                                            School Building Revenue Bonds, 5.50% due 9/01/2019                     4,452

Michigan--1.6%  AAA       Aaa       2,035   Boyne City, Michigan, Public School District, GO, 5.75% due
                                            5/01/2017 (b)                                                          2,117
                AAA       Aaa       2,665   Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds,
                                            Series A, 5.70% due 7/01/2013 (b)                                      2,752

Minnesota--4.8%                             Minneapolis & Saint Paul, Minnesota, Metropolitan Airports
                                            Commission, Airport Revenue Bonds, AMT, Series B (b):
                AAA       Aaa       4,205    6.125% due 1/01/2015                                                  4,501
                AAA       Aaa       5,570    6.125% due 1/01/2016                                                  5,935
                NR*       Aaa       4,015   SaukRapids,Minnesota,Independent SchoolDistrictNumber 47,GO,
                                            Series A,5.65% due2/01/2019(d)                                         4,137

Mississippi     BBB-      Ba1       4,450   Mississippi Business Finance Corporation, Mississippi,
--1.3%                                      PCR, Refunding (System Energy Resources Inc. Project),
                                            5.875% due 4/01/2022                                                   4,031

Missouri--3.0%  AAA       Aaa       2,000   Cape Girardeau, Missouri, School District Number 063, GO
                                            (Missouri Direct Deposit Program), 5.50% due 3/01/2018 (b)             2,049
                                            Mehville, Missouri, School District Number R-9, COP,
                                            Series A (c):
                AAA       Aaa       1,925    5.50% due 3/01/2014                                                   2,023
                AAA       Aaa       2,175    5.50% due 3/01/2015                                                   2,269
                AAA       Aaa       1,170    5.50% due 3/01/2016                                                   1,213
                AAA       Aaa       1,500    5.50% due 3/01/2017                                                   1,547

Nevada--1.3%    AAA       Aaa       4,000   Las Vegas New Convention and Visitors Authority Revenue
                                            Bonds, 5.75% due 7/01/2018 (a)                                         4,132

New Jersey      AA-       AAA       2,750   New Jersey State Highway Authority, Garden State Parkway
--1.0%                                      General Revenue Refunding Bonds, 6% due 1/01/2019                      3,008

New York        A1+       VMIG1++   9,800   Long Island Power Authority, New York, Electric System
--18.5%                                     Revenue Bonds, VRDN, Sub-Series 5, 4.25% due 5/01/2033 (f)             9,800
                AAA       Aaa       5,000   Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Bonds, Series A, 5% due 7/01/2023 (c)               4,850
                AAA       Aaa      10,000   Nassau Health Care Corporation, New York, Health System
                                            Revenue Bonds, 5.75% due 8/01/2022 (c)                                10,392
                                            New York City, New York, GO, Refunding:
                AAA       Aaa       6,250    Series C, 5.875% due 2/01/2016 (d)                                    6,598
                AAA       Aaa       7,085    Series G, 5.75% due 10/15/2012 (c)                                    7,576
                AAA       NR*       7,500    Series G, 5.75% due 2/01/2017 (c)                                     7,814
                AAA       NR*       5,000   New York State Dormitory Authority, City University System,
                                            Consolidated Revenue Refunding Bonds, Series 1, 5.625% due
                                            7/01/2019 (c)                                                          5,146
                AAA       Aaa       4,105   New York State Urban Development Corporation Revenue Bonds
                                            (Correctional Facilities Service Contract), Series B, 5.25%
                                            due 1/01/2014 (a)                                                      4,221

North           AAA       Aaa       3,185   Charlotte, North Carolina, Airport Revenue Bonds, AMT, Series B,
Carolina--1.1%                              6% due 7/01/2017 (d)                                                   3,356

Ohio--1.1%      AA        A1        3,160   Ohio State Turnpike Commission, Turnpike Revenue Bonds,
                                            Series A, 5.50% due 2/15/2012                                          3,264

Oklahoma--1.7%  AAA       Aaa       5,045   Oklahoma State Capitol Improvement Authority, State Facilities
                                            Revenue Bonds, Series A, 5.375% due 9/01/2015 (d)                      5,169

Oregon--0.5%    NR*       Aaa       1,400   Portland, Oregon, Urban Renewal and Redevelopment Tax Allocation
                                            Bonds (Oregon Convention Center), Series A, 5.75% due 6/15/2015 (a)    1,485

Pennsylvania    AAA       Aaa       3,000   Allegheny County, Pennsylvania, Port Authority, Special
--2.2%                                      Transportation Revenue Refunding Bonds, 5.50% due 3/01/2016 (b)        3,096
                AAA       Aaa       3,750   Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia
                                            Airport System), AMT, Series B, 5.50% due 6/15/2017 (b)                3,769

Rhode           NR*       Aaa       5,000   Providence, Rhode Island, Redevelopment Agency, Revenue
Island--3.0%                                Refunding Bonds (Public Safety and Municipal Buildings),
                                            Series A, 5.75% due 4/01/2019 (a)                                      5,191
                AAA       Aaa       4,000   Rhode Island State, Consolidated Capital Development Loan, GO,
                                            Series A, 5.50% due 7/15/2018 (b)                                      4,087

Texas--4.1%     A1+       NR*      12,400   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                            4.50% due 12/01/2025 (f)                                              12,400
                A1+c      VMIG1++     200   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Company Project), VRDN, Series A, 4.45% due
                                            3/01/2026 (a)(f)                                                         200

Virginia--3.8%  AAA       Aaa      11,215   Virginia State HDA, Commonwealth Mortgage Revenue Bonds, AMT,
                                            Series A, Sub-Series A-4, 6.35% due 7/01/2018 (d)                     11,551

Washington      AAA       Aaa       7,300   Energy Northwest, Washington, Electric Revenue Refunding
--4.1%                                      Bonds (Columbia Generating), Series A, 5.50% due 7/01/2017 (c)         7,421
                AAA       Aaa       5,000   Seattle, Washington, GO, Series A, 5.75% due 1/15/2017 (d)             5,117

Wyoming--0.5%   AA        NR*       1,500   Wyoming Student Loan Corporation, Student Loan Revenue
                                            Refunding Bonds, Series A, 6.20% due 6/01/2024                         1,556

Puerto          NR*       Aaa       5,000   Puerto Rico Commonwealth, GO, RIB, Series 365, 7.58%
Rico--5.2%                                  due 7/01/2029 (d)(e)                                                   5,526
                AAA       Aaa      10,000   Puerto Rico Commonwealth, GO, Refunding, 5.831% due
                                            7/01/2020 (c)                                                         10,345


                Total Investments (Cost--$295,353)--99.9%                                                        304,720

                Other Assets Less Liabilities--0.1%                                                                  287
                                                                                                                --------
                Net Assets--100.0%                                                                              $305,007
                                                                                                                ========


             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
              **Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
             (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
             (g)Escrowed to maturity.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.

                Ratings of issues shown have not been audited by Ernst &Young llp.


                See Notes to Financial Statements.




MuniHoldings Insured Fund, Inc., April 30, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$295,353,214)                                   $304,719,882
                    Cash                                                                                          17,338
                    Interest receivable                                                                        3,701,725
                    Prepaid expenses                                                                               1,368
                                                                                                            ------------
                    Total assets                                                                             308,440,313
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  3,111,703
                      Dividends to shareholders                                                 179,974
                      Investment adviser                                                        113,193        3,404,870
                                                                                           ------------
                    Accrued expenses                                                                              28,415
                                                                                                            ------------
                    Total liabilities                                                                          3,433,285
                                                                                                            ------------

Net Assets:         Net assets                                                                              $305,007,028
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (5,360 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $134,000,000
                      Common Stock, par value $.10 per share (12,867,541 shares
                      issued and outstanding)                                              $  1,286,754
                    Paid-in capital in excess of par                                        190,198,387
                    Undistributed investment income--net                                        829,083
                    Accumulated realized capital losses on investments--net                (30,418,946)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                       (254,918)
                    Unrealized appreciation on investments--net                               9,366,668
                                                                                           ------------
                    Total--Equivalent to $13.29 net asset value per share of
                    Common Stock (market price--$12.89)                                                      171,007,028
                                                                                                            ------------
                    Total capital                                                                           $305,007,028
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                               $  16,553,016
Income:

Expenses:           Investment advisory fees                                               $  1,660,404
                    Commission fees                                                             339,985
                    Accounting services                                                         154,892
                    Professional fees                                                            83,246
                    Transfer agent fees                                                          44,344
                    Listing fees                                                                 31,621
                    Directors' fees and expenses                                                 27,245
                    Printing and shareholder reports                                             26,333
                    Custodian fees                                                               22,270
                    Pricing fees                                                                 10,736
                    Other                                                                        21,326
                                                                                           ------------
                    Total expenses before reimbursement                                       2,422,402
                    Reimbursement of expenses                                                 (489,853)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,932,549
                                                                                                            ------------
                    Investment income--net                                                                    14,620,467
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,244,258
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss) on      investments--net                                                                          11,815,686
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 27,680,411
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the  Year Ended
                                                                                                    April 30,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $ 14,620,467     $ 14,817,137
                    Realized gain (loss) on investments--net                                  1,244,258     (31,712,691)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         11,815,686      (4,443,093)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               27,680,411     (21,338,647)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (9,491,548)     (10,599,091)
Shareholders:         Preferred Stock                                                       (5,276,143)      (4,572,123)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (1,141,477)
                      Preferred Stock                                                                --        (357,700)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (14,767,691)     (16,670,391)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends and distributions                                      --          401,621
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  12,912,720     (37,607,417)
                    Beginning of year                                                       292,094,308      329,701,725
                                                                                           ------------     ------------
                    End of year*                                                           $305,007,028     $292,094,308
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    829,083     $    976,307
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                        For the Year Ended         For the Period
from information provided in the financial statements.                                April 30,            May 2, 1997++ to
Increase (Decrease) in Net Asset Value:                                           2001           2000       April 30, 1998
Per Share           Net asset value, beginning of period                     $      12.29   $      15.25    $      15.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                           1.14           1.17            1.20
                    Realized and unrealized gain (loss) on
                    investments--net                                                 1.01         (2.82)             .61
                                                                             ------------   ------------    ------------
                    Total from investment operations                                 2.15         (1.65)            1.81
                                                                             ------------   ------------    ------------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                        (.74)          (.83)           (.83)
                      Realized gain on investments--net                                --             --           (.23)
                      In excess of realized gain on investments--net                   --          (.09)              --
                                                                             ------------   ------------    ------------
                    Total dividends and distributions to Common Stock
                    shareholders                                                    (.74)          (.92)          (1.06)
                                                                             ------------   ------------    ------------
                    Capital charge resulting from issuance of Common
                    Stock                                                              --             --           (.03)
                                                                             ------------   ------------    ------------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                      (.41)          (.36)           (.27)
                        Realized gain on investments--net                              --             --           (.10)
                        In excess of realized gain on
                        investments--net                                               --          (.03)              --
                      Capital charge resulting from issuance of
                      Preferred Stock                                                  --             --           (.10)
                                                                             ------------   ------------    ------------
                    Total effect of Preferred Stock activity                        (.41)          (.39)           (.47)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      13.29   $      12.29    $      15.25
                                                                             ============   ============    ============
                    Market price per share, end of period                    $      12.89   $      11.00    $    14.4375
                                                                             ============   ============    ============

Total Investment    Based on market price per share                                24.67%       (17.87%)        3.19%+++
Return:*                                                                     ============   ============    ============
                    Based on net asset value per share                             15.05%       (13.13%)        8.99%+++
                                                                             ============   ============    ============

Ratios Based on     Total expenses, net of reimbursement**                          1.15%          1.28%            .78%
Average Net                                                                  ============   ============    ============
Assets Of Common    Total expenses**                                                1.44%          1.39%           1.18%
Stock:                                                                       ============   ============    ============
                    Total investment income--net**                                  8.71%          8.87%           7.73%
                                                                             ============   ============    ============
                    Amount of dividends to Preferred Stock
                    shareholders                                                    3.14%          2.74%           1.73%
                                                                             ============   ============    ============
                    Investment income--net, to Common Stock
                    shareholders                                                    5.57%          6.13%           6.00%
                                                                             ============   ============    ============

Ratios Based on     Total expenses, net of reimbursement                             .64%           .71%            .48%
Total Average                                                                ============   ============    ============
Net                 Total expenses                                                   .80%           .77%            .72%
Assets:**++++++                                                              ============   ============    ============
                    Total investment income--net                                    4.84%          4.93%           4.71%
                                                                             ============   ============    ============

Ratios Based on     Dividends to Preferred Stock
Average Net Assets  shareholders                                                    3.94%          3.42%           2.70%
Of Preferred Stock:                                                          ============   ============    ============

Supplemental Data:  Net assets, net of Preferred Stock, end of
                    period (in thousands)                                    $    171,007   $    158,094    $    195,702
                                                                             ============   ============    ============
                    Preferred Stock outstanding, end of period (in
                    thousands)                                               $    134,000   $    134,000    $    134,000
                                                                             ============   ============    ============
                    Portfolio turnover                                             94.80%        189.96%         180.85%
                                                                             ============   ============    ============

Leverage:           Asset coverage per $1,000                                $      2,276   $      2,180    $      2,460
                                                                             ============   ============    ============

Dividends Per       Series A--Investment income--net                         $        964   $        854    $        631
Share on                                                                     ============   ============    ============
Preferred Stock     Series B--Investment income--net                         $      1,005   $        852    $        658
Outstanding:++++                                                             ============   ============    ============

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
                    Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on May 19, 1998.
              ++++++Includes Common andPreferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniHoldings Insured Fund, Inc., April 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective May 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $26,892 increase to the cost of securities and a corresponding $26,892 decrease to net unrealized appreciation, based on debt securities held as of April 30, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are primarily due to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the year ended April 30, 2001, FAM earned fees of $1,660,404 of which $489,853 was waived.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services.
FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $34,959 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2001 were $267,872,234 and $309,882,622, respectively.

Net realized gains (losses) for the year ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains

Long-term investments             $ 1,457,687    $ 9,366,668
Financial futures contracts         (213,429)             --
                                  -----------    -----------
Total                             $ 1,244,258    $ 9,366,668
                                  ===========    ===========


As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $9,366,668, of which $10,198,043 related to appreciated securities and $831,375 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $295,353,214.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended April 30, 2001 remained constant and for the year ended April 30, 2000 increased by 34,604 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.55% and Series B, 3.30%.

Shares issued and outstanding for the years ended April 30, 2001 and April 30, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $228,828 as commissions.

5. Capital Loss Carryfoward:
At April 30, 2001, the Fund had a net capital loss carryforward of approximately $30,520,000, of which $20,936,000 expires in 2008 and $9,584,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.061038 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.


MuniHoldings Insured Fund, Inc., April 30, 2001


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Insured Fund, Inc., including the schedule of investments, as of April 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund, Inc. at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
MetroPark, New Jersey
June 1, 2001




QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:


                                         Percent of
S&P Rating/Moody's Rating                Net Assets

AAA/Aaa                                      77.7%
AA/Aa                                         6.8
BBB/Baa                                       1.3
Other++                                      14.1

++Temporary investments in short-term municipal securities.


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Insured Fund, Inc. during its taxable year ended April 30, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MUS


Arthur Zeikel, Director of MuniHoldings Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.